                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)  May 6, 1998
                                                          -------------

                      Terra Nova (Bermuda) Holdings Ltd.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its chart



    Bermuda                        1-13832                       Not Applicable
--------------------------------------------------------------------------------
(State or other               (Commission File                  (I.R.S. Employer
jurisdiction of               Number)                           Identification
incorporation)                                                  No.)


               Richmond House, 2nd Floor, 12 Par-La-Ville Road,
                            Hamilton HM 11, Bermuda
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code    (441) 292-7731
                                                          ----------------


                                     None
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS.


            On May 6, 1998, Terra Nova (Bermuda) Holdings Ltd.
issued a news release, a copy of which is attached hereto.

            On May 18, 1998, Terra Nova (Bermuda) Holdings Ltd.
issued a news release, a copy of which is attached hereto.


ITEM 7(c).  EXHIBITS.

            News release dated May 6, 1998.

            News release dated May 18, 1998.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TERRA NOVA (BERMUDA) HOLDINGS LTD.



 May 28, 1998                       By:/s/ Jean M. Waggett
--------------------------             ----------------------------
  (Date)                                Name: Jean M. Waggett
                                        Title: Secretary

EXHIBIT INDEX


Exhibit                       Description

99.1                          News release of Terra Nova (Bermuda)
                              Holdings Ltd. dated May 6, 1998.

99.2                          News release of Terra Nova (Bermuda)
                              Holdings Ltd. dated May 18, 1998.